                                   EXHIBIT 99



MEDIA CONTACTS:                             ANALYST CONTACTS:
   Bill Murschel      (216) 689-0457          Lee Irving          (216) 689-3564
   Mary Lou Ringle    (216) 689-0456          Vern Patterson      (216) 689-0520

WEB SITE:         http://www.Key.com

FOR IMMEDIATE RELEASE

                  KEYCORP REPORTS SECOND QUARTER 1998 EARNINGS

-     NET INCOME UP 12 PERCENT FROM YEAR-AGO QUARTER
-     FEE INCOME, COMMERCIAL LOAN GROWTH AND ASSET QUALITY CONTINUE TO BE STRONG

         CLEVELAND, July 16, 1998 -- KeyCorp (NYSE: KEY) today reported net income of $249 million for the second quarter of 1998, up 12 percent from $223 million in the second quarter of 1997. On a diluted per common share basis, Key's second quarter 1998 earnings were $0.56, amounting to a 10 percent increase from $0.51 recorded in the year-ago quarter. For the first six months of 1998, earnings were $484 million, or $1.09 per diluted common share, both amounts up 11 percent from $435 million, or $0.98, for the same period last year.

         Key's return on average equity was 18.5 percent, and return on average total assets was 1.35 percent for the second quarter of 1998, compared with 18.9 percent and 1.32 percent, respectively, for the second quarter of last year. For the first half of 1998, Key's returns on average equity and assets were 18.4 percent and 1.34 percent, respectively, compared with 18.5 percent and 1.31 percent for the first six months of 1997.

         "Key's second quarter featured strong growth in noninterest income, continued growth in commercial loans and strong asset quality," said Robert W. Gillespie, KeyCorp chairman and chief executive officer. "Growth occurred in nearly all major components of core noninterest income, achieving a 25 percent improvement over the year-ago second quarter. Commercial loans were up 19 percent from the 1997 second quarter, and lower net loan charge-offs permitted a reduction in the matching provision for loan losses.

KEYCORP REPORTS SECOND QUARTER 1998 EARNINGS
JULY 16, 1998
PAGE 2

         "From a strategic perspective, we were extremely pleased to announce the agreement under which Key will acquire McDonald & Company Investments, Inc., a full-service investment banking and securities brokerage company. This acquisition creates a powerful business focused on providing capital markets, investment banking and asset management expertise to corporate and private clients. As with Key's earlier acquisitions of leasing and home equity businesses, the McDonald partnership resulted from our efforts to concentrate resources on product lines with potential for high returns and strong growth. We intend to continue our strategic focus on such opportunities, leveraged by Key's distinctive capabilities in technology, marketing and sales."

         Net interest income totaled $680 million in second quarter 1998, a $16 million increase from the prior quarter, although a decrease of 2 percent from $696 million in the second quarter of last year. Compared with the first quarter of 1998, net interest income improved by 2 percent, reflecting a $1.8 billion increase in average earning assets, while the net interest margin experienced a decline of 4 basis points to 4.19 percent. The 4 basis point decline was the smallest quarterly change in the net interest margin since the fourth quarter of 1996. The decrease in net interest income from the second quarter of 1997 reflected a 50 basis point reduction in the net interest margin, which more than offset a 9 percent increase in average earning assets to $65.8 billion.

         Noninterest income for the second quarter of 1998 was $380 million, up substantially from the $288 million reported for the year-ago quarter. Excluding branch divestiture gains of $33 million and $10 million recorded in the second quarter of 1998 and 1997, respectively, noninterest income increased by $69 million, or 25 percent, and comprised 34 percent of total revenue for the quarter, compared with 29 percent in the year-ago quarter. The largest increases came from various investment banking and capital markets activities and trust and asset management. Key did not execute a planned securitization of certain home equity loans during the second quarter of 1998, reflecting a decision to retain most of these loans due to their attractive yield and risk profile. Excluding branch sale gains, noninterest income for the first six months of 1998 was up $160 million, or 30 percent, from the same period last year.

         Noninterest expense totaled $616 million for the second quarter of 1998, up $34 million, or 6 percent, from the year-ago quarter. Personnel expense contributed the largest increase due largely to the impact of acquisitions completed in the third quarter of 1997, merit increases which took effect on April 1, 1998, and higher costs associated with various incentive programs, including those related to investment banking and capital markets activities. Compared with the first quarter of 1998, noninterest expense increased by $16 million. For the first six months of 1998, noninterest

KEYCORP REPORTS SECOND QUARTER 1998 EARNINGS
JULY 16, 1998
PAGE 3

expense rose $59 million, or 5 percent, from the comparable 1997 period, including a $7 million increase in costs incurred to be Year 2000 compliant.

         The provision for loan losses for the 1998 second quarter was reduced to $72 million from $77 million in the first quarter in response to a similarly lower level of net charge-offs. Net loan charge-offs of $72 million, or 0.51 percent of average loans outstanding for the quarter, were down from $77 million, or 0.58 percent, for the prior quarter.

         Key's capital ratios continue to exceed all "well-capitalized" benchmarks. In addition, its tangible equity to tangible assets ratio (including capital securities receiving Tier 1 treatment) continued to improve, reaching
6.91 percent as of June 30, 1998, compared with 6.51 percent last quarter and
6.39 percent a year earlier. This improvement was due in part to the second quarter 1998 issuance of an additional $247 million of capital securities receiving Tier 1 treatment. The number of shares acquired during the second quarter of 1998 under Key's share repurchase authorization was not significant.


--------------------------------------------------------------------------------
This news release contains forward-looking statements which are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: sharp and/or rapid changes in interest rates; significant changes in the economic scenario from the current anticipated scenario which could materially change anticipated credit quality trends and the ability to generate loans; significant delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; unforeseen business risks related to Year 2000 computer systems issues; and significant changes in accounting, tax, or regulatory practices or requirements.
--------------------------------------------------------------------------------

                                      # # #

KEYCORP REPORTS SECOND QUARTER 1998 EARNINGS
JULY 16, 1998
PAGE 4
                              FINANCIAL HIGHLIGHTS
                 (dollars in millions, except per share amounts)


                                                                                        Three months ended
                                                                   --------------------------------------------------------
                                                                      6-30-98                3-31-98              6-30-97
                                                                   -------------         ---------------        -----------
SUMMARY OF OPERATIONS
       Net interest income (TE)                                        $689                   $673                  $707
       Provision for loan losses                                         72                     77                    75
       Noninterest income                                               380                    356                   288
       Noninterest expense                                              616                    600                   582
       Net income                                                       249                    235                   223

PER COMMON SHARE
       Net income                                                      $.57                   $.53                  $.51
       Net income - assuming dilution                                   .56                    .53                   .51
       Cash dividends                                                  .235                   .235                   .21
       Book value at period end                                       12.55                  12.15                 11.02
       Market price at period end                                     35.63                  37.81                 27.94

AT PERIOD END
       Full-time equivalent employees                                24,711                 24,650                25,882
       Full-service banking offices                                     962                  1,006                 1,130

PERFORMANCE RATIOS
       Return on average total assets                                  1.35%                  1.32%                 1.32%
       Return on average equity                                       18.47                  18.25                 18.85
       Efficiency(1)                                                  58.22                  57.39                 57.66
       Overhead(2)                                                    37.30                  35.36                 41.02
       Net interest margin (TE)                                        4.19                   4.23                  4.69

CAPITAL RATIOS AT PERIOD END
       Equity to assets(3)                                             8.28%                  7.98%                 7.63%
       Tangible equity to tangible assets(3)                           6.91                   6.51                  6.39
       Tier 1 risk-adjusted capital(4)                                 6.86                   6.81                  7.14
       Total risk-adjusted capital(4)                                 11.38                  11.38                 11.66
       Leverage(4)                                                     7.04                   6.61                  6.65


(1) Calculated as noninterest expense (excluding certain nonrecurring charges and distributions on capital securities) divided by taxable-equivalent net interest income plus noninterest income (excluding net securities transactions and gains from branch divestitures).

(2) Calculated as noninterest expense (excluding certain nonrecurring charges and distributions on capital securities) less noninterest income (excluding net securities transactions and gains from branch divestitures) divided by taxable-equivalent net interest income.

(3) Excluding capital securities receiving Tier 1 treatment, these ratios at 6-30-98 are 7.29% and 5.91%, respectively; at 3-31-98 are 7.29% and
       5.81%, respectively; and at 6-30-97 are 6.91% and 5.67%, respectively.

(4)    6-30-98 ratio is estimated.

TE = Taxable Equivalent

KEYCORP REPORTS SECOND QUARTER 1998 EARNINGS
JULY 16, 1998
PAGE 5
                              FINANCIAL HIGHLIGHTS
                 (dollars in millions, except per share amounts)


                                                                             Three months ended
                                                          ------------------------------------------------------
                                                              6-30-98              3-31-98             6-30-97
                                                          ---------------      ---------------      ------------
ASSET QUALITY
Net loan charge-offs                                            $72                 $77                 $65
Net loan charge-offs to average loans                           .51%                .58%                .52%
Allowance for loan losses                                      $900                $900                $880
Allowance for loan losses to
       period end loans                                        1.56%               1.64%               1.70%
Allowance for loan losses to
       nonperforming loans                                   240.64              241.29              236.56
Nonperforming loans at period end                              $374                $373                $372
Nonperforming assets at period end                              417                 421                 433
Nonperforming loans to period end loans                         .65%                .68%                .72%
Nonperforming assets to period end loans plus
       OREO and other nonperforming assets                      .72                 .77                 .84

                                                                                           Six months ended
                                                                               ---------------------------------
SUMMARY OF OPERATIONS                                                              6-30-98             6-30-97
                                                                               -------------        ------------
       Net interest income (TE)                                                  $1,362              $1,407
       Provision for loan losses                                                    149                 142
       Noninterest income                                                           736                 547
       Noninterest expense                                                        1,216               1,157
       Net income                                                                   484                 435

PER COMMON SHARE
       Net income                                                                 $1.10                $.99
       Net income - assuming dilution                                              1.09                 .98
       Cash dividends                                                               .47                 .42

PERFORMANCE RATIOS
       Return on average total assets                                              1.34%               1.31%
       Return on average equity                                                   18.36               18.46
       Efficiency(1)                                                              57.81               58.28
       Overhead(2)                                                                36.34               42.36
       Net interest margin (TE)                                                    4.21                4.72

ASSET QUALITY
       Net loan charge-offs                                                        $149                $132
       Net loan charge-offs to average loans                                        .54%                .54%

KEYCORP REPORTS SECOND QUARTER 1998 EARNINGS
JULY 16, 1998
PAGE 6
                           CONSOLIDATED BALANCE SHEETS
                              (dollars in millions)


ASSETS                                                                         6-30-98               3-31-98                6-30-97
                                                                              ---------             ---------             ----------
       Loans                                                                    $57,769               $54,900               $51,644
       Investment securities                                                      1,038                 1,182                 1,484
       Securities available for sale                                              6,482                 7,115                 7,727
       Short-term investments                                                     1,652                 1,171                   653
                                                                              ---------             ---------             ---------
              Total earning assets                                               66,941                64,368                61,508
       Allowance for loan losses                                                   (900)                 (900)                 (880)
       Cash and due from banks                                                    3,050                 3,287                 2,911
       Premises and equipment                                                       894                   924                 1,025
       Goodwill                                                                   1,028                 1,052                   795
       Other intangible assets                                                       88                    99                   123
       Corporate owned life insurance                                             1,945                 1,921                 1,562
       Other assets                                                               2,732                 2,447                 2,628
                                                                              ---------             ---------             ---------
              TOTAL ASSETS                                                      $75,778               $73,198               $69,672
                                                                              =========             =========             =========



LIABILITIES
       Deposits in domestic offices:
              Noninterest-bearing                                                $8,967                $9,083                $9,519
              Interest-bearing                                                   31,262                32,253                33,655
       Deposits in foreign offices-interest-bearing                               1,565                   325                 1,452
                                                                              ---------             ---------             ---------
              Total deposits                                                     41,794                41,661                44,626
       Federal funds purchased and securities
              sold under repurchase agreements                                    6,828                 6,468                 6,830
       Bank notes and other short-term borrowings                                 7,855                 7,442                 5,447
       Other liabilities                                                          2,583                 2,498                 2,023
       Long-term debt                                                            10,196                 9,041                 5,182
                                                                              ---------             ---------             ---------
              TOTAL LIABILITIES                                                  69,256                67,110                64,108

Capital securities of subsidiary trusts                                             997                   750                   750

SHAREHOLDERS' EQUITY                                                              5,525                 5,338                 4,814


              TOTAL LIABILITIES, CAPITAL SECURITIES
                   OF SUBSIDIARY TRUSTS AND                                   ---------             ---------             ---------
                   SHAREHOLDERS' EQUITY                                         $75,778               $73,198               $69,672
                                                                              =========             =========             =========

Common Shares outstanding (000)                                                 440,352(1)            439,315(1)            218,380

(1)    Adjusted to reflect the impact of a two-for-one stock split declared
       January 15, 1998, effected by means of a 100% stock dividend paid March 6, 1998.

KEYCORP REPORTS SECOND QUARTER 1998 EARNINGS
JULY 16, 1998
PAGE 7

                        CONSOLIDATED STATEMENTS OF INCOME
                 (dollars in millions, except per share amounts)

                                                                                                    Three months ended
                                                                                     -----------------------------------------------
                                                                                       6-30-98            3-31-98           6-30-97
                                                                                     ----------          ---------         ---------
INTEREST INCOME                                                                         $1,372             $1,327             $1,295

INTEREST EXPENSE                                                                           692                663                599

                                                                                      --------           --------           --------
NET INTEREST INCOME                                                                        680                664                696
Provision for loan losses                                                                   72                 77                 75
                                                                                      --------           --------           --------

                                                                                           608                587                621

NONINTEREST INCOME
       Service charges on deposit accounts                                                  75                 78                 74
       Trust and asset management income                                                    80                 77                 64
       Investment banking and capital markets income                                        50                 47                 21
       Credit card fees                                                                     17                 15                 25
       Insurance and brokerage income                                                       24                 22                 21
       Corporate owned life insurance income                                                24                 23                 21
       Loan securitization income                                                            8                 10                  3
       Net securities gains                                                                  2                  2               --
       Gains from sales of branches/subsidiaries                                            33                 29                 10
       Other income                                                                         67                 53                 49
                                                                                      ----------------------------------------------
              Total noninterest income                                                     380                356                288

NONINTEREST EXPENSE
       Personnel                                                                           302                294                283
       Net occupancy                                                                        56                 56                 54
       Equipment                                                                            45                 43                 44
       Amortization of intangibles                                                          22                 23                 21
       Marketing                                                                            28                 28                 22
       Professional fees                                                                    15                 17                 13
       Other expense                                                                       148                139                145
                                                                                      --------           --------           --------
              Total noninterest expense                                                    616                600                582
                                                                                      --------           --------           --------

INCOME BEFORE INCOME TAXES                                                                 372                343                327
       Income taxes                                                                        123                108                104
                                                                                      --------           --------           --------
NET INCOME                                                                                $249               $235               $223
                                                                                      ========           ========           ========

Net income per Common Share                                                               $.57               $.53               $.51
Net income per Common Share - assuming dilution                                            .56                .53                .51

Wtd. avg. Common Shares (000)                                                          440,092            438,589            437,946
Wtd. avg. Common Shares and potential
    Common Shares (000)                                                                446,568            444,836            442,480
Taxable-equivalent adjustment                                                               $9                 $9                $11


KEYCORP REPORTS SECOND QUARTER 1998 EARNINGS
JULY 16, 1998
PAGE 8

                        CONSOLIDATED STATEMENTS OF INCOME
                 (dollars in millions, except per share amounts)

                                                                                                              Six months ended
                                                                                                    --------------------------------
                                                                                                      6-30-98                6-30-97
                                                                                                    ----------             ---------
INTEREST INCOME                                                                                        $2,699                 $2,550

INTEREST EXPENSE                                                                                        1,355                  1,165

                                                                                                     --------               --------
NET INTEREST INCOME                                                                                     1,344                  1,385
Provision for loan losses                                                                                 149                    142
                                                                                                     --------               --------

                                                                                                        1,195                  1,243

NONINTEREST INCOME
       Service charges on deposit accounts                                                                153                    145
       Trust and asset management income                                                                  157                    128
       Investment banking and capital markets income                                                       97                     39
       Credit card fees                                                                                    32                     48
       Insurance and brokerage income                                                                      46                     42
       Corporate owned life insurance income                                                               47                     40
       Loan securitization income                                                                          18                      4
       Net securities gains                                                                                 4                   --
       Gains from sales of branches/subsidiaries                                                           62                     10
       Other income                                                                                       120                     91
                                                                                                     --------               --------
              Total noninterest income                                                                    736                    547

NONINTEREST EXPENSE
       Personnel                                                                                          596                    573
       Net occupancy                                                                                      112                    110
       Equipment                                                                                           88                     87
       Amortization of intangibles                                                                         45                     42
       Marketing                                                                                           56                     43
       Professional fees                                                                                   32                     24
       Other expense                                                                                      287                    278
                                                                                                     --------               --------
              Total noninterest expense                                                                 1,216                  1,157
                                                                                                     --------               --------

INCOME BEFORE INCOME TAXES                                                                                715                    633
       Income taxes                                                                                       231                    198
                                                                                                     --------               --------
NET INCOME                                                                                               $484                   $435
                                                                                                     ========               ========

Net income per Common Share                                                                             $1.10                   $.99
Net income per Common Share - assuming dilution                                                          1.09                    .98

Wtd. avg. Common Shares (000)                                                                         439,345                440,628
Wtd. avg. Common Shares and potential
    Common Shares (000)                                                                               445,707                445,504
Taxable-equivalent adjustment                                                                             $18                    $22

KEYCORP REPORTS SECOND QUARTER 1998 EARNINGS
JULY 16, 1998
PAGE 9

                  CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEETS
                                  (in millions)

                                                                                                    Three months ended
                                                                                   -------------------------------------------------
ASSETS                                                                              6-30-98             3-31-98             6-30-97
                                                                                   ---------           ---------           ---------
       Loans                                                                        $56,441             $53,946             $50,373
       Investment securities                                                          1,141               1,196               1,601
       Securities available for sale                                                  6,765               7,457               7,822
       Short-term investments                                                         1,422               1,350                 497
                                                                                   --------            --------            --------
              Total earning assets                                                   65,769              63,949              60,293
       Allowance for loan losses                                                       (888)               (889)               (866)
       Cash and due from banks                                                        2,574               2,621               2,556
       Other assets                                                                   6,611               6,441               5,795
                                                                                   --------            --------            --------
              TOTAL ASSETS                                                          $74,066             $72,122             $67,778
                                                                                   ========            ========            ========


LIABILITIES
       Deposits in domestic offices:
              Noninterest-bearing                                                    $8,328              $8,409              $8,432
              Interest-bearing                                                       31,928              31,980              34,072
       Deposits in foreign offices-interest-bearing                                   1,095               1,245               2,361
                                                                                   --------            --------            --------
              Total deposits                                                         41,351              41,634              44,865
       Federal funds purchased and securities
              sold under repurchase agreements                                        6,773               7,117               6,461
       Bank notes and other short-term borrowings                                     7,710               6,683               4,350
       Other liabilities                                                              2,547               2,390               1,998
       Long-term debt                                                                 9,511               8,326               4,772
                                                                                   --------            --------            --------
              TOTAL LIABILITIES                                                      67,892              66,150              62,446

Capital securities of subsidiary trusts                                                 766                 750                 588

SHAREHOLDERS' EQUITY                                                                  5,408               5,222               4,744


              TOTAL LIABILITIES, CAPITAL SECURITIES
                   OF SUBSIDIARY TRUSTS AND                                        --------            --------            --------
                   SHAREHOLDERS' EQUITY                                             $74,066             $72,122             $67,778
                                                                                   ========            ========            ========


KEYCORP REPORTS SECOND QUARTER 1998 EARNINGS
JULY 16, 1998
PAGE 10

                CONSOLIDATED YEAR-TO-DATE AVERAGE BALANCE SHEETS
                                  (in millions)

                                                                                    Six months ended
                                                                           -----------------------------------
ASSETS                                                                       6-30-98                  6-30-97
                                                                           ----------               ----------
       Loans                                                                 $55,200                 $49,797
       Investment securities                                                   1,168                   1,609
       Securities available for sale                                           7,109                   7,811
       Short-term investments                                                  1,387                     454
                                                                            --------                --------
              Total earning assets                                            64,864                  59,671
       Allowance for loan losses                                                (888)                   (867)
       Cash and due from banks                                                 2,597                   2,559
       Other assets                                                            6,526                   5,707
                                                                            --------                --------
              TOTAL ASSETS                                                   $73,099                 $67,070
                                                                            ========                ========


LIABILITIES
       Deposits in domestic offices:
              Noninterest-bearing                                             $8,368                  $8,420
              Interest-bearing                                                31,954                  34,158
       Deposits in foreign offices-interest-bearing                            1,170                   1,759
                                                                            --------                --------
              Total deposits                                                  41,492                  44,337
       Federal funds purchased and securities
              sold under repurchase agreements                                 6,944                   6,743
       Bank notes and other short-term borrowings                              7,199                   4,132
       Other liabilities                                                       2,469                   1,933
       Long-term debt                                                          8,922                   4,630
                                                                            --------                --------
              TOTAL LIABILITIES                                               67,026                  61,775

Capital securities of subsidiary trusts                                          758                     544

SHAREHOLDERS' EQUITY                                                           5,315                   4,751


              TOTAL LIABILITIES, CAPITAL SECURITIES
                   OF SUBSIDIARY TRUSTS AND                                 --------                --------
                   SHAREHOLDERS' EQUITY                                      $73,099                 $67,070
                                                                            ========                ========